UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 18, 2011 (Date of earliest event reported)
Native American Energy Group, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-54088 (Commission File Number)	65-0777304 (IRS Employer Identification Number)

108-18 Queens Blvd Suite 901 (Address of principal executive offices)		11375 (Zip Code)
(718) 408-2323 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 17, 2011, Native American Energy Group, Inc. (the "Company") received a letter from the Division of Corporation Finance of the Securities and Exchange Commission (the "SEC") notifying the Company that it has completed its review of the Company's Form 10 Registration Statement originally filed on August 20, 2010 and other subsequent filings. The Company issued a press release, dated May 18, 2011 entitled- "Native American Energy Group Announces SEC Clearance of Form 10 Registration Statement." A copy of the press release, dated May 18, 2011 is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Native American Energy Group, Inc. dated May 18, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2011	NATIVE AMERICAN ENERGY GROUP, INC. By: /s/ Raj S. Nanvaan Raj S. Nanvaan Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Native American Energy Group, Inc. dated May 18, 2011